UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 7, 2005


                                BIONUTRICS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                     000-22011                86-0760991
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


      2415 East Camelback Rd., Suite 700, Phoenix, AZ                 85016
--------------------------------------------------------------------------------
         (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         By Current Report on Form 8-K, dated July 22, 2005, the Registrant announced that it had entered into a Purchase Agreement (the "AGREEMENT") with John D. Copanos and John S. Copanos (collectively, the "SELLERS"). The Agreement provides for the sale of all of the issued and outstanding membership units of Kirk Pharmaceuticals, LLC ("KIRK") by the Sellers, sole owners of the units, to the Registrant. Under the Agreement, the Registrant shall pay a total of $12,000,000 (the "PURCHASE PRICE") to the Sellers. The Agreement provides that payment of the Purchase Price shall be made as follows: (i) $9,000,000 in cash and (ii) a promissory note in the amount of $3,000,000 at Closing. Until June 1, 2006, the Agreement may be terminated by any non-defaulting party upon written notice to the defaulting party that there has been a breach of the Agreement by the defaulting party or that the conditions of Closing have not been met.

         On November 3, 2005, the Registrant received a commitment from BHC Interim Funding II L.P., a merchant banking firm ("BHC"), to invest (the "INVESTMENT") of up to $10.0 million in a newly-formed, wholly-owned subsidiary of the Registrant to be formed for the purpose of acquiring Kirk. Funding pursuant to the Commitment is subject to satisfactory legal review and documentation, no material adverse changes, as well as additional terms and conditions.

         The Investment is anticipated to be structured as senior secured indebtedness, $8,000,000 of the principal amount of which shall be drawn at closing (the "INITIAL LOAN"), and an incremental $2,000,000 credit facility (the "FACILITY") to be available on the six month anniversary of the closing. The Facility will constitute an additional draw under the loan documents and will be available within ten business days following written request, subject to the terms and conditions of the loan documents, which are to be mutually acceptable to both BHC and the Company. The Investment will have an interest rate of 12% per annum, payable monthly in arrears, and will mature on the date three years from the date of the closing of the acquisition of Kirk. There will also be a maintenance fee, adjusted periodically, to achieve an accrual rate of 4.75%. The Investment is not subject to an amortization schedule and may be prepaid in amounts greater than or equal to $250,000 at any time without penalty. In the case of any late payment not cured within five days, interest on the Note would be increased to 18.0% per annum until the late payment is brought current, plus a late payment fee of $5,000 per month for each late payment. In the event the Investment is not paid in full at maturity, notwithstanding any other penalties that may be paid, and notwithstanding BHC's rights, actions and efforts to pursue repayment, the Registrant shall, among other things, after a 15-day cure period pay a cash fee of 5.0% of the amount then outstanding to BHC.

         The Company shall be required to utilize the proceeds of any new senior or subordinated debt or equity or other new financing by or investment in the Registrant, as well as the proceeds from the sale of any assets outside the ordinary course of business or the sale or merger of the Registrant to repay the Investment.

         The Company shall be required to pay a 3.0% transaction fee based upon the amount funded and, upon repayment of the Investment, will be required to pay maintenance fees prorated to reflect the time and principal amount of the Investment.

         The Investment shall be secured by a first priority lien on all existing and future tangible and intangible assets owned by the Company, including the tangible and intangible assets of Kirk. Notwithstanding the foregoing, the Investment will have a second priority lien on specific tangible assets that, after the closing of the acquisition of Kirk, are financed with equipment loans. The Investment will be further secured by: (i) a pledge of 100% of the Registrant's interest in Kirk ; (ii) a pledge of 100% of the Registrant's interest in Andapharm, LLC, (iii) the corporate guarantees of the Registrant and Andapharm, LLC, and (iv) a first priority lien on the Registrant's technology, including its patents and products derived from its license agreement with Nostrum Pharmaceuticals, Inc. However that lien shall not preclude the Registrant from entering into agreements related to its technology in the ordinary course of business, so long as no event of default has occurred under the loan documents.

         Further, upon the closing of the Investment, BHC will have the right to a 5-year warrant to purchase shares of the 125,000 shares of common stock of the Registrant for $4.00 per share, subject to a number of conditions.

         While the Initial Loan or the Facility is outstanding, BHC shall (a) have observation rights to Board of Directors and Audit Committee meetings of the Registrant and Kirk, (b) be given reasonable notification of such meeting dates, and (c) be entitled to receive copies of all written information and notices provided to the Board of Directors and Audit Committee at the same time as the members. In the event of a payment default under the Initial Loan and the Facility which is not cured in 15 days, BHC would be entitled to appoint one person to the Board of Directors of the Registrant.

         The Investment is subject to a number of conditions, including, without limitation, the satisfaction of due diligence, obtaining key man life insurance on select senior members of the operating management teams of the Registrant and Kirk, the consummation of employment agreements of key members of the Registrant and Kirk on terms acceptable to BHC, the repayment of Kirk's existing line of credit, the establishment of Andapharm as a 100% subsidiary of Kirk, the purchase by the Registrant of product liability insurance in an amount acceptable to both the Registrant and BHC, and approval of the Registrant's acquisition of Kirk by the U.S. Drug Enforcement Agency.

         In the event that the Registrant determines not to utilize the Facility there shall be a $75,000 break-up fee.

         See Registrant's press release attached hereto as Exhibit 99.1.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits

          99.1       Press Release, dated November 7, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: November 7, 2005

                                                 BIONUTRICS, INC.


                                                 By:    /s/ Ronald H. Lane
                                                     -------------------------
                                                 Name:  Ronald H. Lane, PhD.
                                                 Title: President